SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: March 7, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-3)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-3. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-3 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-3 REMIC Pass-Through Certificates.

      On March 29, 2001, CMSI is to transfer to the Trustee Mortgage Loans
(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before March 1, 2001) as of March 1, 2001 of $163,132,463.70. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of March 1, 2001 was 379. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of March 1, 2001 was 7.327%. The weighted average remaining term to stated maturity of the Mortgage Loans as of March 1, 2001 was 177.84 months. All Mortgage Loans have original maturities of 15 years. None of the Mortgage Loans were originated prior to January 1, 2000 or after March 1, 2001. The weighted average original term to stated maturity of the Mortgage Loans as of March 1, 2001 was 180 months.

      None of the Mortgage Loans has a scheduled maturity later than March 1, 2016. Each Mortgage Loan had an original principal balance of not less than $78,500 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $3,456,112 as of March 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of March 1, 2001 was 63.3%. No more than $3,217,884 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 97% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 3% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 48% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 5;

      2.    such loans have an aggregate Adjusted Balance of $1,088,714;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 78.9%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 99.9%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.750%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.750%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $33,311,729 and $129,820,735, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.773% and 7.469%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 178.42 months and 177.69 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of March 1, 2001.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2000                                295                         $125,846,549

2001                                 84                          $37,285,915


Total                               379                         $163,132,464
                                    ===                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     351                         $152,082,012

Multi-family Dwellings*               2                             $864,000

Townhouses                            5                           $2,036,217

Condominium Units (one to four        9                           $3,809,066
stories high)

Condominium Units (over four          7                           $2,732,645
stories high)

Cooperative Units                     5                           $1,608,524


Total                               379                         $163,132,464
                                    ===                         ============


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*   Multi-family dwellings are 2-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            377                         $162,268,464

2-family                              2                             $864,000


Total                               379                         $163,132,464
                                    ===                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    3                             $292,430

$150,000 through $199,999             3                             $552,342

$200,000 through $249,999             0                                   $0

$250,000 through $299,999            35                          $10,215,807

$300,000 through $349,999            80                          $26,222,747

$350,000 through $399,999            83                          $31,469,021

$400,000 through $449,999            61                          $26,036,426

$450,000 through $499,999            44                          $21,279,000

$500,000 through $549,999            22                          $11,726,883

$550,000 through $599,999            12                           $6,924,037

$600,000 through $649,999             6                           $3,807,722

$650,000 through $699,999            13                           $8,990,214

$700,000 through $749,999             1                             $710,426

$750,000 through $799,999             0                                   $0

$800,000 through $849,999             2                           $1,664,202

$850,000 through $899,999             5                           $4,456,114

$900,000 through $949,999             2                           $1,851,577

$950,000 through $999,999             6                           $5,933,516

$1,000,000 and over                   1                           $1,000,000


Total                               379                         $163,132,464
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.250% - 6.500%                       9                           $3,804,775

6.501% - 7.000%                     105                          $45,637,494

7.001% - 7.500%                     148                          $62,520,704

7.501% - 8.000%                     107                          $47,266,235

8.001% - 8.375%                      10                           $3,903,256


Total                               379                         $163,132,464
                                    ===                         ============



                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                    168                         $76,388,874

65.001% - 75.000%                    93                         $40,274,319

75.001% - 80.000%                   107                         $43,013,159

80.001% - 85.000%                     1                             $76,701

85.001% - 90.000%                     9                          $3,092,076

90.001% - 95.000%                     1                            $287,335


Total                               379                         $163,132,464
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                           $1,422,819
Arizona                               7                           $3,406,504
Arkansas                              5                           $2,081,198
California                          112                          $50,669,397
Colorado                             13                           $6,025,974
Connecticut                           7                           $2,793,918
Delaware                              2                             $839,269
District of Columbia                  2                             $914,721
Florida                              12                           $4,687,597
Georgia                              13                           $4,937,602
Illinois                             14                           $4,844,892
Indiana                               1                             $427,308
Iowa                                  2                             $719,408
Kentucky                              1                             $396,392
Louisiana                             2                             $807,154
Maryland                              5                           $1,781,786
Massachusetts                        12                           $4,854,184
Michigan                              6                           $2,329,646
Minnesota                             4                           $2,115,078
Mississippi                           3                           $1,168,146
Missouri                              7                           $2,587,183
Nevada                                3                           $1,106,611
New Jersey                           17                           $8,523,713
New York                             23                           $9,042,775
North Carolina                       15                           $6,492,719
North Dakota                          1                             $176,900
Ohio                                  8                           $3,636,914
Oklahoma                              1                             $891,795
Oregon                                3                           $1,087,830
Pennsylvania                          7                           $2,451,423
Rhode Island                          1                             $381,699
South Carolina                        4                           $1,782,670
Tennessee                             7                           $3,215,495
Texas                                25                          $11,457,522
Utah                                  7                           $3,048,184
Virginia                             11                           $4,755,058
Washington                            9                           $3,919,429
West Virginia                         2                             $670,025
Wisconsin                             1                             $375,515
Wyoming                               1                             $306,011


Total                               379                         $163,132,464
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: March 7, 2001